ZTIFI STKP

                        SUPPLEMENT DATED JANUARY 1, 1998

                              TO THE PROSPECTUS OF

                       TEMPLETON INSTITUTIONAL FUNDS, INC.

                 DATED MAY 1, 1997, AS AMENDED NOVEMBER 1, 1997

The prospectus is amended as follows:

I. The following is added to the footnote to the table of Annual Fund Operating Expenses found under "Expense Summary":

The Investment Managers and FT Services have agreed in advance to reduce their respective fees in order to limit Growth Series' total expenses to an annual rate of 0.90% of average net assets through December 31, 1998. If this fee reduction is insufficient to so limit Growth Series' expenses, FT Services has agreed to make certain payments to reduce those expenses. After December 31, 1998, this agreement may end at any time upon notice to the Board. The expense limits for the other Funds remain unchanged.

II. The following paragraph is added as the second paragraph at the beginning of the section "How Do I Buy Shares?":

Please note that as of January 1, 1998, shares of the Fund are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in Franklin Templeton's ValuSelect program before January 1, 1998, however, may continue to invest in the Fund.

III. The section "Minimum Investment," found under "How Do I Buy Shares?", is replaced in its entirety with the following:

MINIMUM INVESTMENT

There is a minimum initial investment of $5 million ($25 for subsequent investments) for all investors except the following:

(a) Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under
         Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, are subject to no minimum initial investment if the number of employees is equal to or greater than 1,000 or the amount of plan assets is $10 million or more. Plans with less than 1,000 employees or $10 million in plan assets are subject to a $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the Funds or any other funds in the Franklin Templeton Group of Funds;

(b) Trust companies or bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion are subject to a $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the Funds or any other funds in the Franklin Templeton Group of Funds. Trust companies and bank trust departments making such purchases may be required to register as dealers pursuant to state law;

(c) Defined benefit plans or governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code are subject to an initial investment in the Funds of $1 million;

(d) Service agents and broker-dealers who have entered into an agreement with Distributors may purchase shares of the Funds for clients of associated registered investment advisors participating in fee-based programs until May 31, 1997. After this date, additional purchases of a Fund may be made only for clients who already own or hold shares of that Fund.

IV. The last paragraph under "Group Purchases - Purchases by Telephone," found under "How Do I Buy Shares?", is replaced with the following:

If the purchase is not for an existing account, identify the Fund in which the investment is being made and send a completed Institutional Account Application Form to Institutional Services.